SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 12:-	SUBSEQUENT EVENTS

On July 29, 2024, the Company announced that the U.S. Food and Drug Administration has cleared the IND application to initiate a Phase 1 trial for COM503, a potential first-in-class, high affinity anti-IL-18 binding protein antibody licensed to Gilead. The IND clearance triggered a $30,000 milestone payment from Gilead which is expected in the third quarter of 2024.

On July 31, 2024, following recommendation of the compensation committee, the Company’s board of directors increased the total number of shares reserved for issuance under the Company’s 2010 Plan by 300,000 and reduced the total number of shares reserved for issuance under the ESPP by 114,146 to zero.